United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2014 (June 5, 2014)

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 8.01	Other Events.

On June 11, 2014, The Laclede Group, Inc. (“Laclede”) issued and sold 10,350,000 shares of Laclede’s common stock, par value $1.00 per share (the “Common Stock”), at a price of $46.25 per share pursuant to an Underwriting Agreement, dated June 5, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto (the “Common Stock Underwriting Agreement”), for whom Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Wells Fargo Securities, LLC (“Wells Fargo”) acted as representatives.

In addition, on June 11, 2014, Laclede issued and sold 2,875,000 Equity Units, initially consisting of Corporate Units (the “Corporate Units”), for an aggregate stated amount of $143.75 million, as more fully described below, pursuant to an Underwriting Agreement, dated June 5, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto (the “Units Underwriting Agreement”), for whom Credit Suisse and Wells Fargo acted as representatives.

The Common Stock and the Corporate Units have been issued pursuant to Laclede’s Registration Statement on Form S-3 (Registration No. 333-190388) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated June 3, 2014 and Prospectus Supplements each dated June 5, 2014. Copies of the Common Stock Underwriting Agreement, the Units Underwriting Agreement and opinions related to the Common Stock and the Corporate Units are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement. The foregoing descriptions of the terms of the Common Stock Underwriting Agreement and the Units Underwriting Agreement are qualified in their entirety by reference to the actual terms of the applicable exhibits attached hereto.

Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract obligating the holder to purchase from Laclede for a price in cash of $50, on the purchase contract settlement date, or April 1, 2017, subject to earlier termination or settlement, a certain number of shares of Common Stock; and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of Laclede’s 2014 Series A 2.00% Remarketable Junior Subordinated Notes due 2022 (the “Notes”). Holders of the Corporate Units will be entitled to receive quarterly contract adjustment payments at a rate of 4.75% per year of the stated amount of $50 per Corporate Unit, subject to Laclede’s right to defer such payments.

The Notes are being issued pursuant to an indenture, dated as of June 11, 2014, between Laclede and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, dated as of June 11, 2014 (as supplemented, the “Indenture”), between Laclede and the Trustee. The Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement, dated as of June 11, 2014 (the “Purchase Contract and Pledge Agreement”), between Laclede and U.S. Bank National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligation to purchase the shares of Common Stock under the related purchase contracts that form a part of the Corporate Units. A holder of Corporate Units, at its option, may elect to create “Treasury Units” by substituting pledged U.S. Treasury securities for any pledged ownership interests in the Notes. The Notes will be remarketed, subject to certain terms and conditions, prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement to be executed in the future.

Copies of the Purchase Contract and Pledge Agreement, the Indenture, the form of remarketing agreement, the form of Corporate Units, the form of Treasury Units and the form of Note are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement. The foregoing descriptions are qualified in their entirety by reference to the actual terms of the exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

1.1	Common Stock Underwriting Agreement, dated June 5, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto for whom Credit Suisse and Wells Fargo acted as representatives.

1.2	Units Underwriting Agreement, dated June 5, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto, for whom Credit Suisse and Wells Fargo acted as representatives.

4.1	Junior Subordinated Indenture, dated as of June 11, 2014, between The Laclede Group, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 11, 2014, between The Laclede Group, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of Series A 2.00% Remarketable Junior Subordinated Notes due 2022 (included in Exhibit 4.2)

4.4	Purchase Contract and Pledge Agreement, dated as of June 11, 2014, between The Laclede Group, Inc. and U.S. Bank National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.5	Form of Remarketing Agreement (included in Exhibit 4.4)

4.6	Form of Corporate Units (included in Exhibit 4.4)

4.7	Form of Treasury Units (included in Exhibit 4.4)

5.1	Opinion of Mark C. Darrell, Esq.

5.2	Opinion of Akin Gump Strauss Hauer & Feld LLP

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: June 11, 2014	By:	/s/ Steven P. Rasche
Steven P. Rasche Executive Vice President, Chief Financial Officer

Exhibit Index

Number	Exhibit

1.1	Common Stock Underwriting Agreement, dated June 5, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto for whom Credit Suisse and Wells Fargo acted as representatives.

1.2	Units Underwriting Agreement, dated June 5, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto, for whom Credit Suisse and Wells Fargo acted as representatives.

4.1	Junior Subordinated Indenture, dated as of June 11, 2014, between The Laclede Group, Inc. and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 11, 2014, between The Laclede Group, Inc. and U.S. Bank National Association, as trustee.

4.3	Form of Series A 2.00% Remarketable Junior Subordinated Notes due 2022 (included in Exhibit 4.2)

4.4	Purchase Contract and Pledge Agreement, dated as of June 11, 2014, between The Laclede Group, Inc. and U.S. Bank National Association, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.5	Form of Remarketing Agreement (included in Exhibit 4.4)

4.6	Form of Corporate Units (included in Exhibit 4.4)

4.7	Form of Treasury Units (included in Exhibit 4.4)

5.1	Opinion of Mark C. Darrell, Esq.

5.2	Opinion of Akin Gump Strauss Hauer & Feld LLP

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2)